Exhibit 24.1

POWER OF ATTORNEY

Domtar Corporation

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Corporation (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ John D. Williams	President and Chief Executive Officer (Principal Executive Officer), and Director	February 21, 2012
John D. Williams

/s/ Daniel Buron	Senior Vice-President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	February 21, 2012
Daniel Buron

/s/ Harold H. MacKay	Chairman of the Board and Director	February 21, 2012
Harold H. MacKay

/s/ Jack C. Bingleman	Director	February 21, 2012
Jack C. Bingleman

/s/ Louis P. Gignac	Director	February 21, 2012
Louis P. Gignac

/s/ Brian M. Levitt	Director	February 21, 2012
Brian M. Levitt

/s/ David G. Maffucci	Director	February 21, 2012
David G. Maffucci

/s/ W. Henson Moore	Director	February 21, 2012
W. Henson Moore

/s/ Michael R. Onustock	Director	February 21, 2012
Michael R. Onustock

/s/ Robert J. Steacy	Director	February 21, 2012
Robert J. Steacy

/s/ Pamela B. Strobel	Director	February 21, 2012
Pamela B. Strobel

/s/ Denis Turcotte	Director	February 21, 2012
Denis Turcotte

2

POWER OF ATTORNEY

Ariva Distribution Inc.

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Ariva Distribution Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Mark Ushpol	President and Director (Principal Executive Officer)	February 29, 2012
Mark Ushpol

/s/ Daniel Buron	Vice President, Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
Daniel Buron

/s/ Roger H. Brear	Director	February 29, 2012
Roger H. Brear

/s/ Peter W. Strople	Director	February 29, 2012
Peter W. Strople

2

POWER OF ATTORNEY

Attends Healthcare Products, Inc.

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Attends Healthcare Products, Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Michael Fagan	President, Chief Executive Officer and Director (Principal Executive Officer)	February 29, 2012
Michael Fagan

/s/ Todd Browder	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
Todd Browder

/s/ Daniel Buron	Vice President, Treasurer and Director	February 29, 2012
Daniel Buron

/s/ Patrick Loulou	Vice President Corporate Development and Director	February 29, 2012
Patrick Loulou

/s/ Michael Edwards	Director	February 29, 2012
Michael Edwards

2

POWER OF ATTORNEY

Domtar AI Inc.

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar AI Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Richard L. Thomas Richard L. Thomas	President and Director (Principal Executive Officer)	February 29, 2012

/s/ Daniel Buron Daniel Buron	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	February 29, 2012

/s/ Barry Crozier Barry Crozier	Director	February 29, 2012

2

POWER OF ATTORNEY

Domtar A.W. LLC

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar A.W. LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Roger H. Brear	President and Director (Principal Executive Officer)	February 29, 2012
Roger H. Brear

/s/ George G. Mick	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
George G. Mick

2

POWER OF ATTORNEY

Domtar Delaware Holdings, LLC

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Delaware Holdings, LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ George G. Mick	President and Director (Principal Executive Officer)	February 29, 2012
George G. Mick

/s/ Barry Crozier	Secretary, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
Barry Crozier

2

POWER OF ATTORNEY

Domtar Delaware Investments Inc.

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Delaware Investments Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ George G. Mick	President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
George G. Mick

/s/ Barry Crozier	Secretary and Director	February 29, 2012
Barry Crozier

2

POWER OF ATTORNEY

Domtar Industries LLC

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Industries LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ John D. Williams	President and Director (Principal Executive Officer)	February 29, 2012
John D. Williams

/s/ George G. Mick	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
George G. Mick

/s/ Roger H. Brear	Vice President and Director	February 29, 2012
Roger H. Brear

/s/ Richard L. Thomas	Vice President and Director	February 29, 2012
Richard L. Thomas

2

POWER OF ATTORNEY

Domtar Paper Company, LLC

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Paper Company, LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Richard L. Thomas	President and Manager (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
Richard L. Thomas

/s/ Michael Edwards	Vice President and Manager	February 29, 2012
Michael Edwards

2

POWER OF ATTORNEY

Domtar Wisconsin Dam Corp.

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Wisconsin Dam Corp. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Roger H. Brear	President and Director (Principal Executive Officer)	February 29, 2012
Roger H. Brear

/s/ George G. Mick	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
George G. Mick

2

POWER OF ATTORNEY

E.B. Eddy Paper, Inc.

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of E.B. Eddy Paper, Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such registration statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date

/s/ Rick Vannan	President and Director (Principal Executive Officer)	February 29, 2012
Rick Vannan

/s/ George G. Mick	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	February 29, 2012
George G. Mick

2